EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Flexsteel Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), we, K. Bruce Lauritsen, Chief Executive Officer, and Timothy E. Hall, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and;

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date:	August 29, 2005

By:	/S/ K. Bruce Lauritsen
K. Bruce Lauritsen
Chief Executive Officer

By:	/S/ Timothy E. Hall
Timothy E. Hall
Chief Financial Officer